SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 30, 2003
Date of Report
(Date of earliest event reported)

Merix Corporation
(Exact Name of Registrant as Specified in Charter)

Oregon	0-23818	93-1135197
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

1521 Poplar Lane, Forest Grove, Oregon 97116
(Address of principal executive offices, including Zip Code)

503-359-9300
(Registrant’s telephone number, including area code)

Item 5. Other Events

On January 30, 2003, Merix Corporation issued a press release updating guidance on the results for the third quarter of fiscal 2003. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Merix Corporation Press Release dated January 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2003	/s/ Janie S. Brown
Janie S. Brown Sr. Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Merix Corporation Press Release dated January 30, 2003.